                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 18, 1999


                        IMAGYN MEDICAL TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
            (Exact name of Registrant as specified in its character)

                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

             1-111150                        98-0122944
           ------------                ---------------------
            (Commission                     (IRS Employer
           file number)                Identification Number)

                            5 CIVIC PLAZA, SUITE 100
                         NEWPORT BEACH, CALIFORNIA 92660
--------------------------------------------------------------------------------
               (Address of principal executive offices) (zip code)

                                 (949) 720-8800
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

On May 18, 1999, Imagyn Medical Technologies, Inc. (the "Company") filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code. The petition was filed with the U.S. Bankruptcy Court for the District of Delaware (Case No. 99-1019 (PJW)). Related Chapter 11 petitions were all filed in the same court for the Company's subsidiaries: Dacomed Corporation (Case No. 99-1144); Allstate Medical Products, Inc. (Case No. 99-1146); Imagyn Medical Technologies California, Inc. (Case No. 99-1143); Imagyn Medical, Inc. (Case No. 99-1141); Osbon Medical Systems, Ltd. (Case No. 99-1145); and Microsurge, Inc. (Case No. 99-1142).

On May 19, 1999, an order was entered by such court directing the joint administration of the cases. At this time, the Company is managing its affairs as a "debtor-in-possession" as defined in the Bankruptcy Code. No trustee, examiner or other officer has been appointed by the Court to manage the affairs of the Company.

ITEM 5.  OTHER EVENTS.

The information set forth in the Registrant's news release dated May 18, 1999 relating to the filing of the Chapter 11 petition is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)    Exhibits

                99.1    Text of Press Release dated May 18, 1999

                                    SIGNATURE

Pursuant to the requirements of the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Imagyn Medical Technologies, Inc.



Date: May 25, 1999                            By: /s/ MICHAEL A. MONTEVIDEO
                                              ---------------------------------
                                                      Michael A. Montevideo
                                                      Senior Vice President and
                                                      Chief Financial Officer




                                  EXHIBIT INDEX

     Exhibit
     Number                     Description
     -------                    -----------
      99.1          Text of Press Release dated May 18, 1999



                                      -3-